UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): November 17, 2015 (November 15, 2015)

OneMain Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-36129	27-3379612
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 N.W. Second Street,

Evansville, Indiana 47708

(Address of principal executive offices) (Zip Code)

(812) 424-8031

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01      Completion of Acquisition or Disposition of Assets.

As previously reported, on November 15, 2015,  pursuant to the Stock Purchase Agreement, dated as of March 2, 2015 (the “Stock Purchase Agreement”), by and between OneMain Holdings, Inc. (formerly, Springleaf Holdings, Inc.) (the “Company”) and CitiFinancial Credit Company (the “Seller”), the Company, through a wholly owned subsidiary, Independence Holdings, LLC, completed its previously announced acquisition of OneMain Financial Holdings, LLC (the successor to OneMain Financial Holdings, Inc.)  (“OneMain”) from the Seller (the “OneMain Acquisition”). This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on November 17, 2015 (the “Initial 8-K”) to include the financial statements relating to OneMain and the pro forma financial information  required by Items 9.01(a) and 9.01(b), respectively, and to include the exhibits under Item 9.01(d) of this Form 8-K/A. All other information in the Initial 8-K remains unchanged.

Item 9.01.     Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The unaudited consolidated and combined financial statements of OneMain as of and for the nine months ended September 30, 2015 are attached as Exhibit 99.2 to this Form 8-K/A and are incorporated in this Item 9.01(a) by reference.

The audited consolidated and combined financial statements of OneMain as of December 31, 2014 and 2013 and for each of the years in the three-year period ended December 31, 2014 were filed on the Company’s Current Report on Form 8-K on April 27, 2015 as Exhibit 99.2 and are incorporated in this Item 9.01(a) by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements of the Company as of and for the nine months ended September 30, 2015 and for the year ended December 31, 2014, giving effect to the OneMain Acquisition, are attached as Exhibit 99.1 to this Form 8-K/A and are incorporated in this Item 9.01(b) by reference.

(d) Exhibits

Exhibit Number	Description

99.1	OneMain Holdings, Inc. Unaudited Pro Forma Condensed Combined Financial Statements as of and for the nine months ended September 30, 2015 and for the year ended December 31, 2014.

99.2	OneMain Financial Holdings, LLC Unaudited Consolidated and Combined Financial Statements as of and for the nine months ended September 30, 2015.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEMAIN HOLDINGS, INC.

By:	/s/ Scott T. Parker
	Name:	Scott T. Parker
	Title:	Executive Vice President and Chief Financial Officer

Date:  January 29, 2016

Exhibit Index

Exhibit Number	Description

99.1	OneMain Holdings, Inc. Unaudited Pro Forma Condensed Combined Financial Statements as of and for the nine months ended September 30, 2015 and for the year ended December 31, 2014.

99.2	OneMain Financial Holdings, LLC Unaudited Consolidated and Combined Financial Statements as of and for the nine months ended September 30, 2015.